UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2020

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, 13th Floor Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 315-5528

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The shares of Adicet Bio, Inc. (the “Company” or “Adicet”) common stock listed on The Nasdaq Global Select Market, previously trading through the close of business on September 15, 2020 under the ticker symbol “TORC,” commenced trading on The Nasdaq Global Market, on a post-reverse stock split adjusted basis, under the ticker symbol “ACET,” on September 16, 2020. The Company common stock is represented by a new CUSIP number, 007002108.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Employment Agreement with Chen Schor

The Company has entered into an employment agreement with Chen Schor, pursuant to which Mr. Schor will serve as President and Chief Executive Officer of the Company, effective as of September 15, 2020 (the “Effective Date”). Mr. Schor’s employment agreement provides for “at will” employment. Pursuant to Mr. Schor’s employment agreement, Mr. Schor is entitled to an annual base salary of $520,000. Commencing in calendar year 2021, Mr. Schor is also eligible for annual incentive compensation targeted at 50% of his base salary, provided that any incentive compensation for calendar year 2020 will be prorated based on the Effective Date.

Mr. Schor is eligible to participate in the employee benefit plans generally available to full-time employees, subject to the terms of those plans. Pursuant to the terms of his employment agreement, if Mr. Schor’s employment is terminated by Adicet without cause or by Mr. Schor for good reason 3 months prior to or within the 12-month period following a change in control (as such terms are defined in his employment agreement and subject to the terms and conditions therein), then Mr. Schor will be entitled to (1) a lump sum cash payment equal to one-and-a-half (1.5) times the sum of his then-current annual base salary (or his base salary in effect immediately prior to the change in control, if higher) and his target bonus for the then-current year (or his target bonus in effect immediately prior to the change in control, if higher), (2) any unpaid bonus earned for the year preceding the date of Mr. Schor’s employment termination, payable at the time it would otherwise have been paid had his employment not terminated, (3) full acceleration of all time-based stock options and other time-based stock awards held by Mr. Schor, and (4) monthly cash payments equal to the monthly employer contribution that Adicet would have made to provide health insurance for Mr. Schor and any covered dependents for up to 18 months.

Employment Agreement with Carrie Krehlik

The Company has entered into an employment agreement with Carrie Krehlik, pursuant to which Ms. Krehlik will serve as Senior Vice President and Chief Human Resource Officer of the Company, effective as of the Effective Date. Ms. Krehlik’s employment agreement provides for “at will” employment. Pursuant to Ms. Krehlik’s employment agreement, Ms. Krehlik is entitled to an annual base salary of $300,000. Commencing in calendar year 2021, Ms. Krehlik is also eligible for annual incentive compensation targeted at 40% of her base salary, provided that any incentive compensation for calendar year 2020 will be prorated based on the Effective Date. Ms. Krehlik is eligible to participate in the employee benefit plans generally available to full-time employees, subject to the terms of those plans. Pursuant to Ms. Krehlik’s employment agreement, if Ms. Krehlik’s employment is terminated by Adicet without cause or by Ms. Krehlik for good reason within the 12-month period following a change in control (as such terms are defined in her employment agreement and subject to the terms and conditions therein), then Ms. Krehlik will be entitled to (1) a lump sum cash payment equal to the sum of 12 months of her then-current base salary (or her base salary in effect immediately prior to the change in control, if higher) and her target bonus for the then-current year (or her target bonus in effect immediately prior to the change in control, if higher), (2) any unpaid bonus earned for the year preceding the date of Ms. Krehlik’s employment termination, payable at the time it would otherwise have been paid had her employment not terminated, (3) full acceleration of all time-based stock options and other time-based stock awards held by Ms. Krehlik, and (4) monthly cash payments equal to the monthly employer contribution that Adicet would have made to provide health insurance for Ms. Krehlik and any covered dependents for up to 12 months.

Employment Agreement with Francesco Galimi, M.D., Ph.D.

The Company has entered into an employment agreement with Francesco Galimi, M.D., Ph.D., pursuant to which Dr. Galimi will serve as Senior Vice President and Chief Medical Officer of the Company, effective as of the Effective Date. Dr. Galimi’s employment agreement provides for “at will” employment. Pursuant to Dr. Galimi’s employment agreement, Dr. Galimi is entitled to an annual base salary of $400,000. Commencing in calendar year 2021, Dr. Galimi is also eligible for annual incentive compensation targeted at 40% of his base salary, provided that any incentive compensation for calendar year 2020 will be prorated based on the Effective Date. Dr. Galimi is eligible to participate in the employee benefit plans generally available to full-time employees, subject to the terms of those plans. Pursuant to Dr. Galimi’s employment agreement, if Dr. Galimi’s employment is terminated by Adicet without cause or by Dr. Galimi for good reason within the 12-month period following a change in control (as such terms are defined in his employment agreement and subject to the terms and conditions therein), then Dr. Galimi will be entitled to (1) a lump sum cash payment equal to the sum of his then-current annual base salary (or his base salary in effect immediately prior to the change in control, if higher) and his target bonus for the then-current year (or his target bonus in effect immediately prior to the change in control, if higher), (2) any unpaid bonus earned for the year preceding the date of Dr. Galimi’s employment termination, payable at the time it would otherwise have been paid had his employment not terminated, (3) full acceleration of all time-based stock options and other time-based stock awards held by Dr. Galimi, and (4) monthly cash payments equal to the monthly employer contribution that Adicet would have made to provide health insurance for Dr. Galimi and any covered dependents for up to 12 months.

Employment Agreement with Lloyd Klickstein, M.D., Ph.D.

The Company has entered into an employment agreement with Lloyd Klickstein, M.D., Ph.D., pursuant to which Dr. Klickstein will serve as Chief Innovation Officer of the Company, effective as of the Effective Date. Dr. Klickstein’s employment agreement provides for “at will” employment. Pursuant to Dr. Klickstein’s employment agreement, Dr. Klickstein is entitled to an annual base salary of $403,700. Commencing in calendar year 2021, Dr. Klickstein is also eligible for annual incentive compensation targeted at 40% of his base salary, provided that any incentive compensation for calendar year 2020 will be prorated based on the Effective Date. Dr. Klickstein is eligible to participate in the employee benefit plans generally available to full-time employees, subject to the terms of those plans. Pursuant to Dr. Klickstein’s employment agreement, if Dr. Klickstein’s employment is terminated by Adicet without cause or by Dr. Klickstein for good reason within the 12-month period following a change in control (as such terms are defined in his employment agreement and subject to the terms and conditions therein), then Dr. Klickstein will be entitled to (1) a lump sum cash payment equal to the sum of his then-current annual base salary (or his base salary in effect immediately prior to the change in control, if higher) and his target bonus for the then-current year (or his target bonus in effect immediately prior to the change in control, if higher), (2) any unpaid bonus earned for the year preceding the date of Dr. Klickstein’s employment termination, payable at the time it would otherwise have been paid had his employment not terminated, (3) full acceleration of all time-based stock options and other time-based stock awards held by Dr. Klickstein, and (4) monthly cash payments equal to the monthly employer contribution that Adicet would have made to provide health insurance for Dr. Klickstein and any covered dependents for up to 18 months.

Employment Agreement with Nick Harvey

The Company has entered into an employment agreement with Nick Harvey pursuant to which Mr. Harvey will serve as Chief Financial Officer of the Company, effective as of September 16, 2020.

Mr. Harvey has over 20 years of experience in financial operations, capital markets, investor relations and M&A transactions as well as managing corporate growth for life science companies. Mr. Harvey joins Adicet most recently from Centrexion Therapeutics, a privately held biotechnology company, where he served as Executive Vice President and Chief Financial Officer. Previously, he served as the Chief Financial Officer of Radius Health where he helped successfully complete its initial public offering and transition from a research and development stage company to a commercial organization. During his tenure at Radius, he oversaw financial operations, business development, legal, facilities, and information technology. Prior to that, Mr. Harvey served as a Managing Director at Shiprock Capital, a venture capital firm, where he managed investments and development of early and late-stage companies. Mr. Harvey received his MBA from Harvard Business School, and earned both a law degree and an undergraduate degree in Economics from the Australian National University. Mr. Harvey’s employment agreement provides for “at will” employment. Pursuant to Mr. Harvey’s employment agreement, Mr. Harvey is entitled to an annual base salary of $385,000. Mr. Harvey is also eligible for annual incentive compensation targeted at 40% of his base salary, provided that any incentive compensation for calendar year 2020 will be prorated based on the effective date of his hire. Mr. Harvey is eligible to participate in the employee benefit plans generally available to full-time employees, subject to the terms of those plans.

Pursuant to the terms of his employment agreement, Mr. Harvey is entitled to an inducement non-qualified stock option to purchase up to 195,898 shares of the Company Common Stock. Twenty-five percent of the shares underlying such option shall vest on September 15, 2021 and the remainder of such shares shall vest in thirty-six equal monthly installments thereafter.

Pursuant to Mr. Harvey’s employment agreement, if Mr. Harvey’s employment is terminated by Adicet without cause or by Mr. Harvey for good reason within the 12-month period following a change in control (as such terms are defined in his employment agreement and subject to the terms and conditions therein), then Mr. Harvey will be entitled to (1) a lump sum cash payment equal to the sum of his then-current annual base salary (or his base salary in effect immediately prior to the change in control, if higher) and his target bonus for the then-current year (or his target bonus in effect immediately prior to the change in control, if higher), (2) any unpaid bonus earned for the year preceding the date of Mr. Harvey’s employment termination, payable at the time it would otherwise have been paid had his employment not terminated, (3) full acceleration of all time-based stock options and other time-based stock awards held by Mr. Harvey, and (4) monthly cash payments equal to the monthly employer contribution that Adicet would have made to provide health insurance for Mr. Harvey and any covered dependents for up to 12 months.

In connection with the appointment of each of Chen Schor, Nick Harvey, Stewart Abbot, M.D., Francesco Galimi, Lloyd Klickstein, and Carrie Krehlik (collectively, the “Executive Officers”) as executive officers of Adicet, each has entered into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.3 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-222373) filed with the Securities and Exchange Commission on January 16, 2018. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify each Executive Officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our Executive Officers. In addition, each Executive Officer entered into an Employee Confidentiality, Assignment and Nonsolicitation Agreement that contains, among other things, non-solicitation provisions that apply during the term of each Executive Officer’s employment and for one year thereafter.

No Executive Officer has any family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between an Executive Officer and any other person pursuant to which he or she was appointed as an officer of the Company.

Item 8.01	Other Events

Information relating to Adicet Therapeutics, Inc.’s Management and Executive Compensation is filed herewith and attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in Exhibit 99.1 is taken from the Company’s Proxy Statement (File No. 333-239372) filed with the Securities and Exchange Commission on August 21, 2020 and is further updated by the disclosure set forth in Item 5.02 herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Document

10.1	Employment Agreement, dated as of September 15, 2020, by and between the Company and Chen Schor

10.2	Employment Agreement, dated as of September 15, 2020, by and between the Company and Carrie Krehlik

10.3	Employment Agreement, dated as of September 15, 2020, by and between the Company and Francisco Galimi

10.4	Employment Agreement, dated as of September 15, 2020, by and between the Company and Lloyd Klickstein

10.5	Employment Agreement, dated as of September 15, 2020, by and between the Company and Nick Harvey

99.1	Adicet Therapeutics, Inc. Management and Executive Compensation

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adicet Bio, Inc.

By:	/s/ Chen Schor
Name:	Chen Schor
Title:	President and Chief Executive Officer

Date: September 18, 2020